® Earnings Presentation Fourth Quarter 2020 Exhibit 99.2

Forward Looking Statement Disclosure 2 Certain statements contained in this report which are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as ‘‘believes,’’ ‘‘anticipates,’’ “likely,” “expected,” “estimated,” ‘‘intends’’ and other similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. Examples of forward-looking statements include, but are not limited to, statements we make about (i) our future operating or financial performance, including revenues, income or loss and earnings or loss per share, (ii) future common stock dividends, (iii) our capital structure, including future capital levels, (iv) our plans, objectives and strategies, and (v) the assumptions that underlie our forward-looking statements. As with any forecast or projection, forward-looking statements are subject to inherent uncertainties, risks and changes in circumstances that may cause actual results to differ materially from those set forth in the forward-looking statements. Forward-looking statements are not historical facts but instead express only management’s beliefs regarding future results or events, many of which, by their nature, are inherently uncertain and outside of management’s control. It is possible that actual results and outcomes may differ, possibly materially, from the anticipated results or outcomes indicated in these forward-looking statements. Important factors that could cause actual results to differ materially from those in our forward-looking statements include the following, without limitation: • economic, market, liquidity, credit, interest rate, operational and technological risks associated with the Company’s business; • future credit quality and performance, including our expectations regarding future loan losses and our allowance for credit losses; • the effect of and changes in policies and laws or regulatory agencies, including the Dodd-Frank Wall Street Reform and Consumer Protection Act and other legislation and regulation relating to the banking industry; (iv) management’s ability to effectively execute its business plans; • mergers and acquisitions, including costs or difficulties related to the integration of acquired companies; • the possibility that any of the anticipated benefits of the Company’s acquisitions will not be realized or will not be realized within the expected time period; • the effect of changes in accounting policies and practices; • changes in consumer spending, borrowing and saving and changes in unemployment; • changes in customers’ performance and creditworthiness; • the costs and effects of litigation and of unexpected or adverse outcomes in such litigation; • current and future economic and market conditions, including the effects of declines in housing prices, high unemployment rates, U.S. fiscal debt, budget and tax matters, geopolitical matters, and any slowdown in global economic growth; • the adverse impact on the U.S. economy, including the markets in which we operate, of the novel coronavirus, which causes the Coronavirus disease 2019 (“COVID-19”), global pandemic, and the impact of a slowing U.S. economy and increased unemployment on the performance of our loan and lease portfolio, the market value of our investment securities, the availability of sources of funding and the demand for our products; • our capital and liquidity requirements (including under regulatory capital standards, such as the Basel III capital standards) and our ability to generate capital internally or raise capital on favorable terms;

Forward Looking Statement Disclosure 3 • financial services reform and other current, pending or future legislation or regulation that could have a negative effect on our revenue and businesses, including the Dodd-Frank Act and other legislation and regulation relating to bank products and services; • the effect of the current interest rate environment or changes in interest rates or in the level or composition of our assets or liabilities on our net interest income, net interest margin and our mortgage originations, mortgage servicing rights and mortgage loans held for sale; • the effect of a fall in stock market prices on our brokerage, asset and wealth management businesses; • a failure in or breach of our operational or security systems or infrastructure, or those of our third-party vendors or other service providers, including as a result of cyber attacks; • the effect of changes in the level of checking or savings account deposits on our funding costs and net interest margin; and • our ability to develop and execute effective business plans and strategies. Additional factors that may cause our actual results to differ materially from those described in our forward-looking statements can be found in our Form 10-K for the year ended December 31, 2019, as well as our other filings with the SEC, which are available on the SEC website at www.sec.gov. All forward-looking statements included in this filing are made as of the date hereof and are based on information available at the time of the filing. Except as required by law, the Company does not assume any obligation to update any forward-looking statement.

4Q 2020 Results 121st Consecutive Quarter of Profitability 4 EOP assets increased $47.5 million compared to the linked quarter to $16.0 billion EOP loans decreased $299.8 million compared to the linked quarter to $9.9 billion Average deposits increased $362.2 million compared to the linked quarter to $11.9 billion EOP investment securities increased $448.1 million compared to the linked quarter Balance Sheet Profitability Asset Quality Income Statement Capital Noninterest income = $61.5 million Noninterest expense = $114.8 million; $94.6 million as adjusted Efficiency ratio = 63.78%. Adjusted1 efficiency ratio = 56.78% Effective tax rate of 10.0%. Adjusted1 effective tax rate of 17.9% Net interest income = $118.5 million Net interest margin of 3.45% on a GAAP basis; 3.49% on a fully tax equivalent basis1 Net income = $48.3 million or $0.49 per diluted share. Adjusted1 net income = $49.7 million or $0.51 per diluted share2 Return on average assets = 1.20%. Adjusted1 return on average assets = 1.23% Return on average shareholders’ equity = 8.52%. Adjusted1 return on average shareholders’ equity = 8.76% Return on average tangible common equity = 15.50%1. Adjusted1 return on average tangible common equity = 15.94% Provision expense = $11.5 million. Net charge-offs = $6.6 million. NCOs / Avg. Loans = 0.26% annualized Nonperforming Loans / Total Loans = 0.89%. Nonperforming Assets / Total Assets = 0.56% ACL / Nonaccrual Loans = 217.55%. Classified Assets / Total Assets = 0.89% ACL / Total loans = 1.77%; 1.89% of loans excluding PPP Total capital ratio = 15.55% Tier 1 common equity ratio = 11.82% Tangible common equity ratio = 8.47%; 8.83% excluding PPP loans Tangible book value per share = $12.93 1 Non-GAAP financial measure which management believes facilitates a better understanding of the Company’s financial condition. See Appendix for Non-GAAP reconciliation. 2 See Slide 27 for Adjusted Earnings detail. 1

4Q 2020 Highlights Quarterly earnings bolstered by strong fee income; negatively impacted by provision expense Adjusted1 earnings per share - $0.51 Adjusted1 return on assets – 1.23% Adjusted1 pre-tax, pre-provision return on assets – 1.79% Adjusted1 return on average tangible common equity – 15.94% Loan balances flat, excluding PPP; strong core deposit growth Loan balances decreased $299.8 million compared to the linked quarter; PPP loan balances declined $291.5 million Average transactional deposit balances grew $533.8 million compared to the linked quarter; 22.2% on an annualized basis Noninterest bearing deposits were 30.8% of total deposits at December 31, 2020 Net interest margin (FTE) improved on a linked quarter basis 13 bp increase driven by higher loan fees and disciplined funding management Strong fee income Adjusted1 noninterest income of $48.1 million; Adjusted for $13.4 million of gains recognized on class B Visa stock Mortgage banking revenue remained elevated at $13.1 million, despite decline from record third quarter Record foreign exchange income of $12.3 million, representing a 16.9% increase from previous quarter Core expenses declined $0.7 million from the linked quarter, driven by decline in incentive compensation Adjusted1 noninterest expense of $94.6 million; Adjusted1 for $7.3 million of debt extinguishment costs, $5.0 million contribution to First Financial Foundation, $5.1 million tax credit investment write-down, $2.9 million of COVID-19 related expenses and other non-recurring costs Efficiency ratio of 63.8%; 56.8% as adjusted1 Allowance for credit loss (ACL) and provision expense reflects COVID-19 impact on expected lifetime losses Adopted CECL as of January 1 Loans and leases - ACL of $175.7 million; 1.77% of total loans, 1.89% excluding PPP; $13.8 million provision expense Unfunded Commitments - ACL of $12.5 million; $2.3 million provision recapture Effective tax rate of 10% positively impacted by recognition of tax credit investment; 17.9% as adjusted1 Strong Capital ratios and Liquidity Total capital of 15.55%; Tier 1 common equity of 11.82%; Tangible common equity of 8.47% Tangible book value increased by $0.37 to $12.93 1 Non-GAAP financial measure which management believes facilitates a better understanding of the Company’s financial condition. See Appendix for Non-GAAP reconciliations. 5 1

Adjusted Net Income1 6 The table below lists certain adjustments that the Company believes are significant to understanding its quarterly performance. 1 Non-GAAP financial measure which management believes facilitates a better understanding of the Company’s financial condition. See Appendix for Non-GAAP reconciliations. All dollars shown in thousands, except per share amounts As Reported Adjusted As Reported Adjusted Net interest income 118,473$ 118,473$ 112,180$ 112,180$ Provision for credit losses-loans and leases 13,758$ 13,758$ 15,299$ 15,299$ Provision for credit losses-unfunded commitments (2,250)$ (2,250)$ (1,925)$ (1,925)$ Noninterest income 61,515$ 61,515$ 49,499$ 49,499$ less: gains (losses) on investment securities - 196 A - 20 A - 13,397 A - - less: other - (157) A - Total noninterest income 61,515$ 48,079$ 49,499$ 49,479$ Noninterest expense 114,798$ 114,798$ 97,511$ 97,511$ less: severance and merger-related expenses - 29 A - 95 A less: tax credit investment - 5,071 A - - less: contribution to First Financial Foundation - 5,000 A - - less: debt extinguishment 7,257 A - less: COVID-19 and other - 2,877 A - 2,126 A Total noninterest expense 114,798$ 94,564$ 97,511$ 95,290$ Income before income taxes 53,682$ 60,480$ 50,794$ 52,995$ Income tax expense 5,370$ 5,370$ 9,317$ 9,317$ plus: after-tax impact of tax credit investment @ 21% - 4,005 - - plus: tax effect of adjustments (A) @ 21% statutory rate - 1,428 - 462 Total income tax expense 5,370$ 10,803$ 9,317$ 9,779$ Net income 48,312$ 49,677$ 41,477$ 43,216$ Net earnings per share - diluted 0.49$ 0.51$ 0.42$ 0.44$ Pre-tax, pre-provision return on average assets 1.62% 1.79% 1.61% 1.67% 4Q 2020 3Q 2020 less: gains from the redemption of Visa B shares

Profitability 7 Return on Average Assets Return on Avg Tangible Common Equity Diluted EPS 1 Non-GAAP financial measure which management believes facilitates a better understanding of the Company’s financial condition. See Appendix for Non-GAAP reconciliation. Efficiency Ratio $0.49 $0.42$0.38 $0.29 $0.49 $0.51  $0.44  $0.40  $0.31  $0.52  4Q203Q202Q201Q204Q19 Diluted EPS Adjusted EPS 1 1.20% 1.04%0.96% 0.79% 1.34% 1.23% 1.09% 1.00% 0.85% 1.41% 4Q203Q202Q201Q204Q19 ROA Adjusted ROA 1 15.50% 13.61%12.90% 9.71% 15.84% 15.94% 14.18%13.47% 10.41% 16.73% 4Q203Q202Q201Q204Q19 ROATCE Adjusted ROATCE 1 59.8% 59.9% 57.5% 60.3% 63.8% 56.4% 58.2% 56.1% 58.9% 56.8% 4Q19 1Q20 2Q20 3Q20 4Q20 Efficiency Ratio Adjusted Efficiency Ratio 1

Net Interest Income & Margin 8 Net Interest Margin (FTE) 4Q20 NIM (FTE) Progression Net Interest Income All dollars shown in millions 1 Includes impact of PPP $5.5$3.8$3.3 $3.1$4.5 $3.9$5.4$5.8 $4.9 $6.7 $12.5 $6.2$4.5 $118.5 $112.2$111.6 $114.3 $118.9 4Q203Q202Q201Q204Q19 Loan Fees Loan Accretion PPP Interest/Fees 3Q20 3.36% Asset Mix -0.05% Purchase Accounting -0.04% Loan fees 0.04% PPP fees 0.19% Other -0.01% 4Q20 3.49% 2.91%2.97% 3.09% 3.51%3.54% 0.15%0.11% 0.10% 0.10%0.14% 0.31% 0.12% 0.08% 0.12% 0.16% 0.17% 0.16% 0.21% 3.49% 3.36% 3.44% 3.77% 3.89% 4Q203Q202Q201Q204Q19 Basic Margin (FTE) Loan Fees PPP Fees Purchase Accounting

Average Balance Sheet 9 Average Loans Average Securities Average Deposits All dollars shown in millions 1 Includes loans fees and purchase accounting accretion $10,128$10,253$10,002$9,221$9,149 4.18%4.00% 4.25% 5.04%5.33% 4Q203Q202Q201Q204Q19 Gross Loans Loan Yield (Gross)1 $11,925$11,563$11,731$10,234$10,222 0.20% 0.27% 0.40% 0.64%0.74% 4Q203Q202Q201Q204Q19 Total Deposits Cost of Deposits $3,404$3,163$3,164$3,116$3,103 2.71% 2.86%2.97%3.04% 3.16% 4Q203Q202Q201Q204Q19 Average Investment Securities Investment Securities Yield

Loan Portfolio 10 Loan LOB Mix (EOP) Net Loan Change-LOB (Linked Quarter) 1 Net of unearned fees of $13.7 million All dollars shown in millions Total growth/(decline):    ($299.8) million $91.2 $26.4 ‐$25.0 ‐$11.9 ‐$25.9 ‐$24.5 ‐$27.9 ‐$291.5 ‐$10.7 ICRE Commercial Small Business Banking Consumer Mortgage Oak Street Franchise PPP Other ICRE $3,666  37% Commercial $1,687  17% Small Business  Banking $973  10% Consumer $835  8% Mortgage $1,074  11% Oak Street $584  6% Franchise $424  4% PPP $595  6% Other $63  1% Total $9.9 Billion 1

Deposits 11 Deposit Product Mix (Avg) 4Q20 Average Deposit Progression All dollars shown in millions Total growth/(decline):    $362.2 million $48.9 $172.8 $44.6 $104.6 ‐$95.9 ‐$69.0 $156.2 Interest‐bearing demand Noninterest‐bearing Savings Money Markets Retail CDs Brokered CDs Public Funds Interest‐bearing  demand $1,660  14% Noninterest‐ bearing $3,516  29% Savings $1,083  9% Money Markets $2,091  18% Retail CDs $1,138  10% Brokered CDs $614  5% Public Funds $1,823  15% Total $11.9 billion

Noninterest Income 12 Noninterest Income 4Q20 Highlights All dollars shown in thousands Total fee income 34.2% of net revenue $13.1 million of mortgage origination income $13.4 million gain on Visa B shares $12.3 million of foreign exchange income; 16.9% increase from prior quarter Service charges increased $0.3 million, or 4.1%, to $7.7 million Trust and wealth management fees increased 6.2% to $4.1 million Service Charges $7,654  12% Wealth Mgmt $4,093  7% Bankcard $3,060  5% Client derivatives $2,021  3% Foreign exchange  income $12,305  20% Mortgage  origination  income $13,089  21% Gain on Visa B  shares $13,397  22% Other  $5,896  10% Total $61.5 million

Noninterest Expense 13 Noninterest Expense 4Q20 Highlights All dollars shown in thousands Core expenses declined $0.7 million from the linked quarter, driven by decline in incentive compensation $7.3 million of debt extinguishment costs $5.1 million tax credit investment write-down $5.0 million contribution to First Financial Foundation $2.9 million related to COVID-19 and other non-recurring expenses such as merger related and branch consolidation costs Salaries and  benefits $62,263  54% Occupancy and  equipment $9,755  9% Data processing $7,269  6% Professional  services $3,038  3% Intangible  amortization $2,764  2% Other $29,709  26% Total $114.8 million

Current Expected Credit Losses - Loans and Leases 14 ACL / Total Loans 4Q20 Highlights All dollars shown in thousands $175.7 million, or 1.77% of loan balances; 1.89% excluding PPP $13.8 million provision expense driven by expected economic impact of COVID-19, partially offset by improving economic conditions Utilized final December Moody’s baseline forecast in quantitative model $12.5 million ACL – unfunded commitments; $2.3 million provision recapture for this portion of the ACL due to improving economic conditions 1 Beginning January 1, 2020, calculation is based on current expected credit loss methodology. Prior to January 1, 2020, calculation was based on the incurred loss methodology. ACL by Loan Type Adoption Impact $119.2 million, an increase of $61.5 million from 12/31/19 Day 1 increase driven by acquired loans and life of loan expectations compared to the incurred loss model $175.7$168.5 $158.7 $143.9 $119.2 $57.7 1.77% 1.65%1.56%1.55% 1.29% 0.63% 4Q203Q202Q201Q201/1/20204Q19 Allowance for Credit Losses ACL / Total Loans 1 1111 12/31/2019 1/1/2020 3/31/2020 6/30/2020 9/30/2020 12/31/2020 Loans Commercial and industrial 18,584$       28,485$       45,409$       50,421$       50,516$       51,454$       Lease financing 971              1,089           1,494           1,431           1,287           995              Real estate ‐construction 2,381           13,960         13,511         15,357         18,970         21,736         Real estate ‐ commercial 23,579         47,697         53,155         62,340         72,207         76,795         Real estate ‐ residential 5,299           10,789         11,284         10,581         9,286           8,560           Home equity 4,787           13,217         14,827         14,236         12,530         11,869         Installment  392              1,193           1,238           1,226           1,237           1,215           Credit card 1,657           2,726           2,967           3,069           2,511           3,055           ACL‐loan and lease losses 1 57,650$       119,155$     143,885$     158,661$     168,544$     175,679$         ACL‐unfunded commitments 1 585$            12,740$       14,308$       16,678$       14,753$       12,503$

Asset Quality 15 Nonperforming Assets / Total AssetsClassified Assets / Total Assets Net Charge Offs & Provision Expense2 1 Beginning January 1,2020, calculation is based on current expected loss methodology. Prior to January 1, 2020, calculation was based on the incurred loss methodology. 2 Provision includes both loans & leases and unfunded commitments All dollars shown in millions 1 $142.0$134.0 $125.5$124.5 $89.3 0.89% 0.84%0.79%0.83% 0.62% 4Q203Q202Q201Q204Q19 Classified Assets Classified Assets / Total Assets $89.1$87.3 $78.1 $72.2 $61.6 0.56%0.55%0.49%0.48%0.42% 4Q203Q202Q201Q204Q19 NPAs NPAs / Total Assets $3.5 ‐$0.9 $3.1 $5.4 $6.6 $4.8 $25.4 $20.2 $13.4 $11.5 0.26% 0.21% 0.12% ‐0.04% 0.15% 4Q19 1Q20 2Q20 3Q20 4Q20 NCOs Provision Expense NCOs / Average Loans 1 1 1 2020 NCOs = $14.3 million or  0.14% of avg. loans 1

Capital 16 Tier 1 Common Equity Ratio Total Capital Ratio Tangible Common Equity Ratio 12/31 Risk Weighted Assets = $11,219,114 1 Decline related to adoption of CECL during the quarter 2 Increased 165 basis points due to sub-debt issuance in beginning of second quarter All capital numbers are considered preliminary. Tier 1 Capital Ratio 2 8.47% 8.25%8.09%8.25% 9.07% 4Q203Q202Q201Q204Q19 Tangible Common Equity Ratio 11.82%11.63%11.49%11.27%11.30% 7.00% 4Q203Q202Q201Q204Q19 Tier 1 Common Equity Ratio Basel III minimum 12.20%12.02%11.87%11.66%11.69% 8.50% 4Q203Q202Q201Q204Q19 Tier 1 Capital Ratio Basel III minimum 15.55%15.37%15.19% 13.54%13.39% 10.50% 4Q203Q202Q201Q204Q19 Total Capital Ratio Basel III minimum 2 1

Capital Strategy 17 Strategy & DeploymentTangible Book Value Per Share 5.2% annualized dividend yield November 2020 stress testing indicates capital ratios above regulatory minimums in all modeled scenarios Dividend payout ratio to remain elevated in near-term, but is subject to change based on economic conditions and the Company’s financial performance No shares repurchased in fourth quarter; new share buyback plan authorized 1 1 Decline related to adoption of CECL during the quarter $12.93  $12.56  $12.26  $11.82  $12.42  4Q203Q202Q201Q204Q19 Tangible Book Value per Share 1

® COVID – 19 Related Information

Loan Concentrations 19 C&I Loans by Industry 1 CRE Loans by Collateral 2 1 Industry types included in Other representing greater than 1% of total C&I loans include Agriculture, Transportation & Warehousing, Public Administration, Arts & Recreation, Waste Management, Educational Services, and Management of Companies & Enterprises. Includes owner- occupied CRE. 2 Collateral types included in Other representing greater than 1% of total CRE loans include Warehouse, Medical Office, Student Housing, Real Estate IUB Other, and Vacant Land Not Held for Development. Finance &  Insurance 16% Manufacturing 15% Accommodation  & Food Services 12% Real Estate 11% Health Care 7% Construction 6% Professional &  Tech 5% Other Services 5% Retail Trade 5%Wholesale Trade 4% Other 14% C&I Loans: $4.0B Residential, Multi  Family 5+ 24% Retail 16% Office 14% Hotel/Motel 11% Strip Center 6% Nursing/Assisted  Living 5% Residential, 1‐4  Family 3% Industrial Facility 3% Restaurant 3% Other 15% CRE Loans: $3.9B

CARES Act Modifications as of 12/31/20 $29 million of full principal and interest deferrals $291 million of loan modifications making interest only payments $320 million of total active modifications $186 million, or 58% of total deferrals are hotel loans No material credit issues among loans that have exited deferral 20 All dollars shown in millions Active deferrals by round Active modifications by payment type Round 1 $18  6% Round 2 $55  17% Round 3 $247  77% Active modifications by category Hotel $186  58% Other $90  28% Franchise $44  14% Full Payment  deferral $29  9% Interest Only  Payments $291  91%

Area of Focus - Hotel Portfolio $433 million balance represents 5% of the total loan portfolio $186 million, or 43% of total hotel loans, making interest only payments as of 12/31/20 The overall health of the hotel portfolio was strong Pre-COVID with an average DSC of 1.58x. Limited deterioration in average LTV reflected in updated appraisals received 78% of the overall hotel portfolio is located within footprint, concentrated in Midwest Metro markets Overall, we have little exposure to large convention center hotels or fly-to-leisure destinations 21 All dollars shown in millions Hotels by Flag Hotels by Geography $337  78% $96  22% Footprint Out of Footprint $142  33% $154  35% $64  15% $34  8% $39  9% Marriott Hilton IHG Choice Other

Area of Focus - Franchise Portfolio $424 million in balances or 4% of total loans Drive thru and delivery are demonstrating strong performance while a portion of our sit- down book, particularly buffet style, has encountered pandemic related headwinds $44 million, or 10% of total franchise loans are in deferral as of 12/31/2020; all in sit down concepts $23 million, or 53% are making interest only payments $21 million, or 47% are full payment deferrals 22 Top 10 Concepts Sit-down ConceptsRestaurant Type All dollars shown in millions 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% $0 $20 $40 $60 $80 $100 $120 %  o f   Po rt fo lio Ba la nc es   Balances % of Portfolio Delivery $109  26% Drive Thru $195  46% Sit Down $120  28% $0 $5 $10 $15 $20 $25 $30 $35 $40 Denny's Golden Corral IHOP five guys Jersey Mike's Subway QDOBA Other B al an ce s Deferral Making full payments

Outlook Commentary1 Loan balances expected to remain flat in near term, excluding impact of PPP, with mid single digit growth for the year Deposit balances expected to increase further with additional stimulus activity 23 Expected to be approximately $88 - $92 million, but will fluctuate with fee income Continue to evaluate our distribution channel for opportunities to become more efficient Noninterest Expense Net Interest Margin Balance Sheet Credit Provision expense expected to moderately decline No further reserve build anticipated Noninterest income Continued strong mortgage originations, with seasonal declines in volume and lower premiums expected in 1Q Foreign exchange income expected to remain strong, but return to trend after record 4Q Deposit service charges expected to continue upward trend after a seasonal low in 1Q 1 See Forward Looking Statement Disclosure on page 2-3 of this presentation for a discussion of factors that could affect management’s expectations and results in future periods. Will be positively impacted by PPP forgiveness fees over first half of 2021 Margin expected to remain relatively stable, excluding loan fee volatility and purchase accounting Capital Board of Directors authorized 5,000,000 share repurchase program Share repurchases expected to resume in 1Q21

The Company’s Investor Presentation contains certain financial information determined by methods other than in accordance with accounting principles generally accepted in the United States (GAAP). Such non-GAAP financial information should be considered supplemental to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. However, we believe that non-GAAP reporting provides meaningful information and therefore we use it to supplement our GAAP information. We have chosen to provide this supplemental information to investors, analysts and other interested parties to enable them to perform additional analyses of operating results, to illustrate the results of operations giving effect to the non-GAAP adjustments and to provide an additional measure of performance. We believe this information is helpful in understanding the results of operations separate and apart from items that may, or could, have a disproportional positive or negative impact in any given period. For a reconciliation of the differences between the non-GAAP financial measures and the most comparable GAAP measures, please refer to the following reconciliation tables. to GAAP Reconciliation 24 Appendix: Non-GAAP Measures

Appendix: Non-GAAP to GAAP Reconciliation 25 All dollars shown in thousands Dec. 31, Sep. 30, June 30, Mar. 31, Dec. 31, 2020 2020 2020 2020 2019 Net interest income 118,473$ 112,180$ 111,576$ 114,282$ 118,902$ Tax equivalent adjustment 1,613 1,628 1,664 1,624 1,630 Net interest income - tax equivalent 120,086$ 113,808$ 113,240$ 115,906$ 120,532$ Average earning assets 13,675,604$ 13,456,501$ 13,258,612$ 12,375,698$ 12,288,761$ Net interest margin1 3.45% 3.32% 3.38% 3.71% 3.84 % Net interest margin (fully tax equivalent)1 3.49% 3.36% 3.44% 3.77% 3.89 % Three months ended 1 Margins are calculated using net interest income annualized divided by average earning assets. The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 21% tax rate. Management believes that it is a standard practice in the banking industry to present net interest margin and net interest income on a fully tax equivalent basis. Therefore, management believes these measures provide useful information to investors by allowing them to make peer comparisons. Management also uses these measures to make peer comparisons.

Appendix: Non-GAAP to GAAP Reconciliation 26 All dollars shown in thousands Additional non-GAAP ratios Dec. 31, Sep. 30, June 30, Mar. 31, Dec. 31, (Dollars in thousands, except per share data) 2020 2020 2020 2020 2019 Net income (a) 48,312$ 41,477$ 37,393$ 28,628$ 48,677$ Average total shareholders' equity 2,256,062 2,230,422 2,185,865 2,209,733 2,245,107 Less: Goodwill (937,771) (937,771) (937,771) (937,771) (937,710) Other intangibles (66,195) (69,169) (72,086) (75,014) (78,190) MSR's (12,186) (11,274) (10,254) (10,608) (10,367) Average tangible equity (b) 1,239,910 1,212,208 1,165,754 1,186,340 1,218,840 Total shareholders' equity 2,282,070 2,247,815 2,221,019 2,179,383 2,247,705 Less: Goodwill (937,771) (937,771) (937,771) (937,771) (937,771) Other intangibles (64,552) (67,419) (70,325) (73,258) (76,201) MSR's (12,810) (12,011) (11,250) (10,278) (10,650) Ending tangible equity (c) 1,266,937 1,230,614 1,201,673 1,158,076 1,223,083 Total assets 15,973,134 15,925,647 15,870,890 15,057,567 14,511,625 Less: Goodwill (937,771) (937,771) (937,771) (937,771) (937,771) Other intangibles (64,552) (67,419) (70,325) (73,258) (76,201) MSR's (12,810) (12,011) (11,250) (10,278) (10,650) Ending tangible assets (d) 14,958,001 14,908,446 14,851,544 14,036,260 13,487,003 Risk-weighted assets (e) 11,219,114 11,119,560 11,034,570 11,027,347 11,023,795 Total average assets 16,030,986 15,842,010 15,710,204 14,524,422 14,460,288 Less: Goodwill (937,771) (937,771) (937,771) (937,771) (937,710) Other intangibles (66,195) (69,169) (72,086) (75,014) (78,190) MSR's (12,186) (11,274) (10,254) (10,608) (10,367) Average tangible assets (f) 15,014,834$ 14,823,796$ 14,690,093$ 13,501,029$ 13,434,021$ Ending shares outstanding (g) 98,021,929 97,999,763 98,018,858 97,968,958 98,490,998 Ratios Return on average tangible shareholders' equity (a)/(b) 15.50% 13.61% 12.90% 9.71% 15.84% Ending tangible equity as a percent of: Ending tangible assets (c)/(d) 8.47% 8.25% 8.09% 8.25% 9.07% Risk-weighted assets (c)/(e) 11.29% 11.07% 10.89% 10.50% 11.09% Average tangible equity as a percent of average tangible assets (b)/(f) 8.26% 8.18% 7.94% 8.79% 9.07% Tangible book value per share (c)/(g) 12.93$ 12.56$ 12.26$ 11.82$ 12.42$ Three months ended

Appendix: Non-GAAP to GAAP Reconciliation 27 Additional non-GAAP measures 4Q19 As Reported Adjusted As Reported Adjusted As Reported Adjusted As Reported Adjusted As Reported Adjusted Net interest income (f) 118,473$ 118,473$ 112,180$ 112,180$ 111,576$ 111,576$ 114,282$ 114,282$ 118,902$ 118,902$ Provision for credit losses-loans and leases (j) 13,758 13,758 15,299 15,299 17,859 17,859 23,880 23,880 4,629 4,629 Provision for credit losses-unfunded commitments (j) (2,250) (2,250) (1,925) (1,925) 2,370 2,370 1,568 1,568 177 177 Noninterest income 61,515 61,515 49,499 49,499 42,725 42,725 35,384 35,384 36,768 36,768 less: gains (losses) on sale of investment securities 196 20 128 (157) (56) less: gains from the redemption of Visa B shares 13,397 less: other (157) Total noninterest income (g) 61,515 48,079 49,499 49,479 42,725 42,597 35,384 35,541 36,768 36,824 Noninterest expense 114,798 114,798 97,511 97,511 88,689 88,689 89,666 89,666 92,887 92,887 less: severance and merger-related expenses 29 95 35 329 693 less: tax credit investments 5,071 2,862 less: contribution to First Financial Foundation 5,000 less: debt extinguishment 7,257 less: COVID-19 and other 2,877 2,126 2,167 2,150 1,740 Total noninterest expense (e) 114,798 94,564 97,511 95,290 88,689 86,487 89,666 87,187 92,887 87,592 Income before income taxes (i) 53,682 60,480 50,794 52,995 45,383 47,457 34,552 37,188 57,977 63,328 Income tax expense 5,370 5,370 9,317 9,317 7,990 7,990 5,924 5,924 9,300 9,300 plus: tax effect of adjustments 1,428 462 436 554 377 plus: after-tax impact of tax credit investments @ 21% 4,005 2,261 Total income tax expense (h) 5,370 10,803 9,317 9,779 7,990 8,426 5,924 6,478 9,300 11,938 Net income (a) 48,312$ 49,677$ 41,477$ 43,216$ 37,393$ 39,031$ 28,628$ 30,710$ 48,677$ 51,390$ Average diluted shares (b) 98,021 98,021 98,009 98,009 97,989 97,989 98,356 98,356 99,232 99,232 Average assets (c) 16,030,986 16,030,986 15,842,010 15,842,010 15,710,204 15,710,204 14,524,422 14,524,422 14,460,288 14,460,288 Average shareholders' equity 2,256,062 2,256,062 2,230,422 2,230,422 2,185,865 2,185,865 2,209,733 2,209,733 2,245,107 2,245,107 Less: Goodw ill and other intangibles (1,016,152) (1,016,152) (1,018,214) (1,018,214) (1,020,111) (1,020,111) (1,023,393) (1,023,393) (1,026,267) (1,026,267) Average tangible equity (d) 1,239,910 1,239,910 1,212,208 1,212,208 1,165,754 1,165,754 1,186,340 1,186,340 1,218,840 1,218,840 Ratios Net earnings per share - diluted (a)/(b) 0.49$ 0.51$ 0.42$ 0.44$ 0.38$ 0.40$ 0.29$ 0.31$ 0.49$ 0.52$ Return on average assets - (a)/(c) 1.20% 1.23% 1.04% 1.09% 0.96% 1.00% 0.79% 0.85% 1.34% 1.41% Pre-tax, pre-provision return on average assets - ((a)+(j)+(h))/(c) 1.62% 1.79% 1.61% 1.67% 1.68% 1.73% 1.66% 1.73% 1.72% 1.86% Return on average tangible shareholders' equity - (a)/(d) 15.50% 15.94% 13.61% 14.18% 12.90% 13.47% 9.71% 10.41% 15.84% 16.73% Efficiency ratio - (e)/((f)+(g)) 63.8% 56.8% 60.3% 58.9% 57.5% 56.1% 59.9% 58.2% 59.7% 56.2% Effective tax rate - (h)/(i) 10.0% 17.9% 18.3% 18.5% 17.6% 17.8% 17.1% 17.4% 16.0% 18.9% (Dollars in thousands, except per share data) 4Q20 3Q20 2Q20 1Q20

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